                                                                   EXHIBIT 10.84
                                                                   -------------
                         SECURITIES PURCHASE AGREEMENT


     This Securities Purchase Agreement (this "Agreement") is made and entered
                                               ---------
into as of July 28, 1995 by and among United Stationers Inc., a Delaware corporation (the "Company"), Wingate Partners, L.P., a Delaware limited
                  -------
partnership ("WPLP"), Wingate Partners II, L.P., a Delaware limited partnership
              ----
("WPLP II"), Wingate Affiliates, L.P., a Delaware limited partnership ("WALP"),
  -------                                                               ----
Wingate Affiliates II, L.P., a Delaware limited partnership ("WALP II", and
                                                              -------
collectively with WPLP, WPLP II and WALP, "Wingate"), the Julie Good Mora
                                           -------
Grantor Trust ("Good Trust I"), the Laura Good Stathos Grantor Trust ("Good
                ------------                                           ----
Trust II", and collectively with Good Trust I, the "Good Trusts"), ASI Partners
- --------                                            -----------
III, L.P., a Delaware limited partnership ("ASI III", and collectively with
                                            -------
WPLP, WPLP II, WALP, WALP II and the Good Trusts, the "Purchasers"), and Boise
                                                       ----------
Cascade Corporation, a Delaware corporation ("Boise").
                                              -----

     WHEREAS, Boise owns (i) 6,724.4436 shares of Series B Preferred Stock, $0.01 par value (the "Series B Preferred Stock"), of the Company, (ii)
                      ------------------------
195,528.27 shares of Common Stock, $0.10 par value (the "Common Stock"), of the
                                                         ------------
Company and (iii) warrants (the "Warrants") for the purchase of 77,103.87 shares
                                 --------
of Common Stock (the Series B Preferred Stock, Common Stock and Warrants are sometimes collectively referred to herein as the "Securities");
                                                  ----------

     WHEREAS, Boise wishes to sell the Series B Preferred Stock to the Company and the Company wishes to repurchase the Series B Preferred Stock from Boise;

     WHEREAS, the Company has received the necessary waivers and consents to repurchase the Series B Preferred Stock under (i) that certain Credit Agreement, dated as of March 30, 1995, as amended by Waiver and Amendment No. 1 dated as of April 13, 1995 (as amended, the "Credit Agreement"), among the Company (as
                                 ----------------
successor-in-interest to Associated Holdings, Inc. ("AHI"), United Stationers
                                                     ---
Supply Co., an Illinois corporation and wholly-owned subsidiary of the Company ("USSC") (as successor-in-interest to Associated Stationers, Inc. ("ASI")),
  ----                                                              ---
certain lenders parties thereto, and The Chase Manhattan Bank (National Association), as agent, and (ii) that certain Warrant Agreement, dated as of January 31, 1992, as amended by Amendment No. 1 dated as of October 27, 1992, that certain letter agreement dated as of February 10, 1995, and Amendment No. 2 dated as of March 30, 1995 (as amended, the "Lender Warrant Agreement"), among the Company (as successor-in-interest to AHI), Chase Manhattan Investment Holdings, Inc., WPLP, WPLP II, WALP, WALP II and Daniel J. Good

(as successors-in-interest to Whirlpool Financial Corporation), The Long-Term Credit Bank of Japan, Ltd., Chicago Branch, The Provident Bank and Arab Banking Corporation (B.S.C.), and, for certain purposes, USSC (as successor-in-interest to ASI);

     WHEREAS, Boise is unwilling to sell the Series B Preferred Stock without simultaneously selling its Common Stock and Warrants;

     WHEREAS, the Company is prohibited from purchasing the Common Stock and Warrants from Boise under the terms of (i) the Credit Agreement, (ii) the Lender Warrant Agreement and (iii) that certain Indenture, dated as of May 3, 1995, as amended by that certain First Supplemental Indenture, dated as of July __, 1995, among USSC, the Company, as guarantor, and The Bank of New York, as trustee; and

     WHEREAS, the Purchasers have agreed to purchase the Common Stock and Warrants in order to facilitate the Company's repurchase of the Series B Preferred Stock.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1.   SALE AND PURCHASE OF SECURITIES.
     -------------------------------

     (a) Sale of Securities.  At the Closing (as defined in Section 5(a)), (i)
         ------------------
Boise shall sell, transfer, convey and assign the Series B Preferred Stock to the Company and (ii) Boise shall sell, transfer, convey and assign the Common Stock and Warrants to each of WPLP, WPLP II, WALP, WALP II, Good Trust I, Good Trust II and ASI III in the proportions set forth on Schedule I hereto, all in
                                                     ----------
accordance with the terms and conditions hereof, together with all appropriate documents of transfer from Boise to the Company as the Company shall reasonably require, and all appropriate documents of transfer from Boise to the Purchasers as WPLP (as representative (the "Representative") for each of WPLP, WPLP II,
                                 --------------
WALP, WALP II, Good Trust I, Good Trust II and ASI III) shall reasonably require.

     (b) Purchase Price for Securities.  Subject to the terms and conditions set
         -----------------------------
forth herein, at the Closing, (i) the Company agrees to transfer the amount of $7,000,000.00 by wire transfer in immediately available funds to an account designated in writing by Boise (the "Designated Account"), in consideration for
                                     ------------------
the Series B Preferred Stock, including accrued but unpaid dividends thereon (the "Series B Purchase Price"), (ii) the Purchasers agree to transfer the
      -----------------------
aggregate amount of

$1,155,000.00 by wire transfer in immediately available funds to the Designated Account in consideration for the Warrants (the "Warrants Purchase Price"), and
                                                -----------------------
(iii) the Purchasers agree to transfer the aggregate amount of $1,845,000.00 by wire transfer in immediately available funds to the Designated Account in consideration for the Common Stock (the "Common Stock Purchase Price").
                                         ---------------------------

     (c) Consequences of Transactions.  As a consequence of the transactions
         ----------------------------
described in Sections 1(a) and 1(b), Boise shall cease to have any right, title or interest in, to or under any of the Securities and any agreements related thereto other than this Agreement, including without limitation, any rights under that certain Warrant Agreement, dated as of January 31, 1992 (the "Warrant
                                                                         -------
Agreement"), between the Company (as successor-in-interest to AHI) and Boise,
- ---------
that certain Preferred Stock Purchase Agreement, dated as of January 31, 1992 (the "Preferred Stock Purchase Agreement"), between the Company (as successor-
      ----------------------------------
in-interest to AHI) and Boise, and that certain Amended and Restated Registration Rights Agreement, dated as of March 30, 1995 (the "Registration
                                                                ------------
Rights Agreement"), among the Company and certain parties whose names appear on
- ----------------
the signature pages thereto.

2.   REPRESENTATIONS AND WARRANTIES.
     ------------------------------

     (a) Representations and Warranties of Boise.  Boise hereby represents and
         ---------------------------------------
warrants to the Company and each of the Purchasers as follows:

         (1) Organization; Corporate Authority; Good Standing.  Boise is a
             ------------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Boise has all requisite corporate power and authority to (i) enter into this Agreement, (ii) perform all of its obligations hereunder,
(iii) consummate the transactions contemplated hereby and (iv) to carry on its business as it is now being conducted.

         (2) Authorization of Agreement; No Conflicts.  The execution, delivery
             ----------------------------------------
and performance by Boise of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Boise. This Agreement has been duly and validly executed and delivered by Boise and constitutes the valid and binding obligation of Boise, enforceable in accordance with its terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency or other similar laws relating to creditors' rights generally, and (ii) is subject to general principles of equity. The execution, delivery and performance by

Boise of this Agreement and the consummation of the transactions contemplated hereby shall not (i) violate any provision of law, statute, rule or regulation to which Boise is subject, (ii) violate any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to Boise or (iii) conflict with, result in any violation, breach or default of or under any terms of the Certificate of Incorporation or Bylaws of Boise or of any agreement or other instrument to which Boise or any of its subsidiaries is a party or by which any of them may be bound.

         (3) No Consent or Approval Required.  No consent, approval or
             -------------------------------
authorization of, exemption by, or filing with, any governmental or regulatory authority is required in connection with the execution, delivery and performance by Boise of this Agreement and the consummation by Boise of the transactions contemplated hereby (or if so required, the same has been duly obtained or made).

         (4) Title to Securities.  Boise has good title to the Securities, free
             -------------------
and clear of any and all liens, pledges, charges, reservations, restrictions, options, rights of first offer or refusal, security interests, adverse claims or other encumbrances of any character whatsoever, whether written or oral and whether or not relating to the extension of credit or the borrowing of money ("Encumbrances"). Boise has the full right, power and authority to sell to each
- --------------
of the Company and each of the Purchasers, as applicable, the Securities. The sale and delivery of the Securities to each of the Company and each of the Purchasers, as applicable, pursuant to Sections 1.1 and 1.2 will vest in each of the Company and each of the Purchasers, as applicable, legal and valid title to the Securities, free and clear of all Encumbrances. Except for this Agreement, the Preferred Stock Purchase Agreement, the Warrant Agreement and the Transaction Agreements (as hereinafter defined) there are no agreements or understandings between Boise and any other person or entity with respect to any matter pertaining to the Securities.

          (5) Limitation of Boise's Representations and Warranties.
              ----------------------------------------------------
Notwithstanding the provisions of this Section 2(a), the representations and warranties set forth in paragraphs (1) through (4) above are not made with regard to and do not include the following: (i) Irrevocable Power of Attorney, dated as of March 30, 1995 (the "Power of Attorney"), granted by Boise in favor
                                 -----------------
of WPLP; (ii) Escrow Agreement, dated as of March 30, 1995 (the "Escrow
                                                                 ------
Agreement"), among Chase Securities, Inc., The Roebling Fund, Chase Manhattan
- ---------
Investment Holdings, Inc., certain
holders of warrants, the Voting Trust (as defined therein), and The Chase Manhattan Bank (National Association), as Escrow Agent; (iii) Option Agreement, dated as of March 30, 1995 (the "Option Agreement"), among Chase Securities,
                                 ----------------
Inc., The Roebling Fund, certain holders of warrants, and the Voting Trust (as defined therein); (iv) Voting Trust Agreement, dated as of January 31, 1992, as amended by the First Amendment to Voting Trust Agreement, dated as of March 30, 1995, among the Company, the stockholders parties thereto, and Thomas W. Sturgess, Frederick B. Hegi, Jr., Gary G. Miller, Daniel J. Good and James A. Johnson, as voting trustees thereunder (the "Voting Trust Agreement"); (v)
                                             ----------------------
Letter Agreement, dated as of March 29, 1995, between Boise and the Company relating to the Voting Trust Agreement; (vi) the Registration Rights Agreement; and (vii) Letter Agreement, dated as of March 30, 1995 (the "Lock-Up
                                                             -------
Agreement"), between the Company and Boise (the agreements listed in (i) through
- ---------
(vii) above being collectively referred to herein as the "Transaction
                                                          -----------
Agreements").
- ----------

     (b) Representations and Warranties of the Company and the Purchasers.  The
         ----------------------------------------------------------------
Company and each of the Purchasers hereby represent and warrant to Boise as follows:

         (1) Organization; Corporate Authority; Good Standing.  The Company is
             ------------------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to (i) enter into this Agreement, (ii) perform all of its obligations hereunder, (iii) consummate the transactions contemplated hereby and
(iv) to carry on its business as it is now being conducted. Each of WPLP, WPLP II, WALP, WALP II and ASI III is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of WPLP, WPLP II, WALP, WALP II and ASI III has all requisite partnership power and authority to (i) enter into this Agreement, (ii) perform all of its obligations hereunder, (iii) consummate the transactions contemplated hereby and (iv) to carry on its business as it is now being conducted. Each of Good Trust I and Good Trust II is a valid grantor trust under the laws of the State of Illinois. Each of Good Trust I and Good Trust II has all requisite trust power and authority to (i) enter into this Agreement, (ii) perform all of its obligations hereunder and (iii) consummate the transactions contemplated hereby.

         (2) Authorization of Agreement; No Conflicts.  The execution, delivery
             ----------------------------------------
and performance by the Company and each of the Purchasers of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action, partnership action or trust action by the Company and each of the Purchasers, as applicable. This Agreement has been duly and validly executed and delivered by the Company and each of the Purchasers and constitutes the valid and binding obligation of the Company and each of the Purchasers, enforceable in accordance with its terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency or other similar laws relating to creditors' rights generally, and (ii) is subject to general principles of equity. The execution, delivery and performance by the Company and each of the Purchasers of this Agreement and the consummation of the transactions contemplated hereby shall not (i) violate any provision of law, statute, rule or regulation to which the Company or any of the Purchasers is subject, (ii) violate any ruling, writ, injunction, order, judgement or decree of any court, administrative agency or other governmental body applicable to the Company or any of the Purchasers or (iii) conflict with, result in any violation, breach or default of or under any terms of the Certificate of Incorporation or Bylaws of the Company, the partnership agreements of Wingate or ASI III, or the instruments governing the Good Trusts, or of any agreement or other instrument to which the Company or any of the Purchasers or any of their respective subsidiaries is a party or by which any of them may be bound.

         (3) No Consent or Approval Required.  No consent, approval or
             -------------------------------
authorization of, exemption by, or filing with, any governmental or regulatory authority is required in connection with the execution, delivery and performance by the Company and the Purchasers of this Agreement and the consummation by the Company and the Purchasers of the transactions contemplated hereby (or if so required, the same has been duly obtained or made).

         (4) Termination of Certain Transaction Agreements.  The Power of
             ---------------------------------------------
Attorney, Option Agreement and Escrow Agreement have each been terminated in accordance with its terms, and upon consummation of the transactions contemplated by this Agreement, Boise shall have no further obligations or liabilities under any of such agreements.

         (5) Voting Trust Agreement and Warrant Agreement.  The Purchasers
             --------------------------------------------
hereby agree that (i) with respect to the Common Stock, each Purchaser agrees to be bound by the terms of the Voting Trust Agreement, as amended, and ASI III, Good Trust I and Good Trust II will execute and deliver a joinder to such Voting Trust Agreement concurrently herewith, (ii) with respect to the Warrants, each Purchaser agrees to be bound by the terms of the

Warrant Agreement, as amended, and (iii) each Purchaser agrees to be bound by the terms of the Registration Rights Agreement.

         (6) Investment Intent.  Each Purchaser is acquiring the Common Stock
             -----------------
and Warrants for its own account for investment purposes and not with a view toward distribution thereof, and will not sell or otherwise transfer any Common Stock or Warrants in violation of the Securities Act of 1933, as amended or any other applicable securities or "Blue Sky" laws of any State.

         (7) Voting Trust Letter Agreement.  Each Purchaser acknowledges that
             -----------------------------
it is aware of the Letter Agreement, dated as of March 29, 1995, between Boise and the Company, relating to the Voting Trust Agreement and attached hereto as Exhibit A.
- ---------

3.   CONDITIONS TO OBLIGATIONS OF THE COMPANY AND THE PURCHASERS.
     -----------------------------------------------------------

     The obligations of the Company and the Purchasers to consummate the transactions contemplated hereby shall be subject to the satisfaction on the Closing Date (as hereinafter defined) of all of the following conditions:

     Boise has complied in all material respects with all of its agreements contained herein required to be complied with at or prior to the Closing Date, and all of the representations and warranties of Boise contained herein shall be true in all material respects on and as of the Closing Date as if made again on the Closing Date.

4.   CONDITIONS TO OBLIGATIONS OF BOISE.
     ----------------------------------

     The obligations of Boise to consummate the transactions contemplated hereby shall be subject to the satisfaction on the Closing Date (as hereinafter defined) of all of the following conditions:

     The Company and each of the Purchasers has complied in all material respects with all of its agreements contained herein required to be complied with at or prior to the Closing Date, and all of the representations and warranties of the Company and each of the Purchasers contained herein shall be true in all material respects on and as of the Closing Date as if made again on the Closing Date.

5.   CLOSING.
     -------

     (a) The closing of the transactions contemplated hereby (the "Closing")
                                                                   -------
shall take place at the offices of Weil, Gotshal & Manges, 100 Crescent Court, Suite 1300, Dallas, Texas 75201 at 9:00 A.M. on July 21, 1995 or such other time, date and/or place as the parties may agree (the "Closing Date").
                                                       ------------

     (b) On the Closing Date, the following shall occur:

         (1) Boise shall deliver to the Company certificates representing the Series B Preferred Stock duly endorsed in blank for transfer and accompanied by an executed stock power assigning such shares in blank.

         (2) Boise shall deliver to the Representative (i) the Warrants, together with a duly exercised assignment in the form annexed to the Warrants assigning such Warrants in blank and (ii) the voting trust certificates (the "Voting Trust Certificates") issued pursuant to the Voting Trust Agreement,
- --------------------------
which Voting Trust Certificates represent Boise's beneficial ownership of the Common Stock, duly endorsed in blank for transfer and accompanied by an executed stock power assigning such Voting Trust Certificates in blank.

         (3) The Company shall transfer the Series B Purchase Price by wire transfer in immediately available funds to the Designated Account.

         (4) The Purchasers shall transfer the Common Stock Purchase Price and the Warrants Purchase Price by wire transfer in immediately available funds to the Designated Account.

6.   INDEMNIFICATION AND SURVIVAL.
     ----------------------------

     (a) Survival.  The representations, warranties and covenants contained in
         --------
Section 2 hereof shall survive the Closing of the transactions contemplated by this Agreement.

     (b) Indemnification.  Each party hereto (the "Indemnifying Party") agrees
         ---------------                           ------------------
to indemnify and hold harmless each other party from and against any and all loss, claim, damage, liability, or expense (including court costs and reasonable attorneys' fees and expenses) (each, an "Indemnifiable Loss") incurred by such
                                         ------------------
other party resulting from or reasonably related to any breach by the Indemnifying Party of its representations and warranties set forth in Section 2 hereof. In addition, the Company agrees to indemnify and hold harmless Boise for any Indemnifiable Loss incurred by Boise as a result of a third-party action and arising out of any Transaction Agreement as a result of the consummation of the transactions contemplated by this Agreement.

7.   MISCELLANEOUS.
     -------------

     (a) Modification and Waiver.  Any of the terms or conditions of this
         -----------------------
Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar).

     (b) Expenses.  Each party shall pay all costs and expenses incurred by it
         --------
or on its behalf in connection with this Agreement and the transactions contemplated hereby, including, without limiting the generality of the foregoing, fees and expenses of its own financial consultants, accountants and counsel.

     (c) Entire Agreement.  This Agreement constitutes the sole understanding of
         ----------------
the parties with respect to the subject matter hereof. Matters disclosed by Boise with respect to any section of this Agreement shall be deemed to be disclosed with respect to all sections of this Agreement. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto.

     (d) No Third-Party Beneficiaries.  With the exception of the parties to
         ----------------------------
this Agreement, there shall exist no right of any person or entity to claim a beneficial interest in this Agreement or any rights occurring by virtue of this Agreement.

     (e) Counterparts.  This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     (f) Governing Law.  This Agreement shall be construed in accordance with
         -------------
and governed by the laws of the State of Texas applicable to agreements made and wholly performed within such jurisdiction.

     (g) Headings.  The headings of the sections and paragraphs of this
         --------
Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

     (h) Severability.  In the event any provision or obligation under this
         ------------
Agreement shall be deemed or held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first written above.


                         UNITED STATIONERS INC.



                         By: /s/ Thomas W. Sturgess
                            ------------------------------
                         Name:   THOMAS W. STURGESS
                              ----------------------------
                         Title:  Chairman
                               ---------------------------


                         BOISE CASCADE CORPORATION



                         By: /s/ A. James Balkins III
                            ------------------------------
                         Name:   A. JAMES BALKINS III
                              ----------------------------
                         Title:  Vice-President
                               ---------------------------


                         WINGATE PARTNERS, L.P.

                         By:  WINGATE MANAGEMENT COMPANY, L.P., its general
                              partner



                              By: /s/ Thomas W. Sturgess
                                 -------------------------
                              Name:   THOMAS W. STURGESS
                                   -----------------------
                              Title:  General Partner
                                    ----------------------


                         WINGATE AFFILIATES, L.P.



                         By: /s/ Thomas W. Sturgess
                            ------------------------------
                         Name:   THOMAS W. STURGESS
                              ----------------------------
                         Title:  General Partner
                               ---------------------------

                         WINGATE PARTNERS II, L.P.

                         By: WINGATE MANAGEMENT COMPANY II, L.P., its general partner

                              By: WINGATE MANAGEMENT LIMITED, L.L.C., its general partner



                                    By: /s/ Thomas W. Sturgess
                                       --------------------------
                                    Name:   THOMAS W. STURGESS
                                         ------------------------
                                    Title:  Manager
                                          -----------------------


                         WINGATE AFFILIATES II, L.P.



                         By: /s/ Thomas W. Sturgess
                            ------------------------------------
                         Name:   THOMAS W. STURGESS
                              ----------------------------------
                         Title:  General Partner
                               ---------------------------------


                         ASI PARTNERS III, L.P.

                         By:  Cumberland Capital Corporation, its general
                              partner



                              By: /s/ G.G. Miller
                                 -------------------------------
                              Name:   G.G. MILLER
                                   -----------------------------
                              Title:
                                    ----------------------------


                         JULIE GOOD MORA GRANTOR TRUST



                         By: /s/ Daniel J. Good
                            ------------------------------------
                                 Daniel J. Good,
                                 Trustee


                         LAURA GOOD STATHOS GRANTOR TRUST



                         By: /s/ Daniel J. Good
                            ------------------------------------
                                 Daniel J. Good,
                                 Trustee

                                   Schedule I
                                   ----------


WARRANTS
- --------
                                     Shares    Purchase Price
                                    ---------  --------------

Wingate Partners, L.P.              21,492.28   $  321,949.83

Wingate Partners II, L.P.           39,459.58      591,096.37

Wingate Affiliates, L.P.               373.02        5,587.79

Wingate Affiliates II, L.P.            743.76       11,141.40

ASI Partners III, L.P.               7,903.13      118,387.20

Julie Good Mora Grantor Trust        3,566.05       53,418.71

Laura Good Stathos Grantor Trust     3,566.05       53,418.71
                                    ---------   -------------

                         Total:     77,103.87   $1,155,000.00

COMMON STOCK
- ------------

Wingate Partners, L.P.               54,502.42  $  514,283.50

Wingate Partners II, L.P.           100,065.84     944,218.87

Wingate Affiliates, L.P.                945.95       8,925.95

Wingate Affiliates II, L.P.           1,886.11      17,797.30

ASI Partners III, L.P.               20,041.60     189,112.02

Julie Good Mora Grantor Trust        9,043.175      85,331.18

Laura Good Stathos Grantor Trust     9,043.175      85,331.18
                                    ----------  -------------

                         Total:     195,528.27  $1,845,000.00

                                                                       EXHIBIT A
                                                                       ---------

                           ASSOCIATED HOLDINGS, INC.
                              1075 Hawthorn Drive
                            Itasca, Illinois  60143

                                March 29, 1995


BOISE CASCADE CORPORATION
1111 West Jefferson Street
Boise, Idaho  83702
Attention:  Matthew Broad

Ladies and Gentlemen:

     Reference is made to that certain Voting Trust Agreement, dated as of January 31, 1992 (the "Agreement"), among Associated Holdings, Inc. (the "Company"), the voting trustees named therein and the beneficiaries named therein (including Boise Cascade Corporation ("Boise")). The Company intends to merge (the "Merger") with and into United Stationers Inc. ("USI"), with USI surviving the Merger (as such, the "Surviving Corporation"). As a result of the Merger, the Class A Common Stock, par value $0.01 per share, of the Company will be converted into shares of Common Stock, par value $0.10 per share ("Surviving Corporation Common Stock"), of the Surviving Corporation in accordance with the Agreement and Plan of Merger, dated as of February 13, 1995, between the Company and USI.

     Each party hereto hereby acknowledges and agrees that (i) the term "Common Stock" in the Agreement shall include Surviving Corporation Common Stock (and any securities issued in respect of or in exchange for such shares of Surviving Corporation Common Stock, including any securities into which such shares may be converted), (ii) the term "Company" shall include the Surviving Corporation, as successor-in-interest to the Company, and (iii) Boise's rights and obligations under the Agreement shall terminate on the second anniversary of the effective time of the Merger.

     Each party hereto hereby represents and warrants to each other party hereto that the execution, delivery and performance of this letter agreement and any and all documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or other action on the part of such party and will not violate its respective charter, bylaws or other governing document (if any), or any material agreement to which it is a party.

     THIS LETTER AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, EXCLUDING ANY CHOICE OF LAW RULES THEREOF.

     This letter agreement and the documents referred to herein contain the complete agreement and understanding of the parties hereto with respect to the matters covered hereby and they rescind and supersede any prior agreements, negotiations, commitments, writings and understandings which may have in any way related to the subject matter hereof and thereof. This letter agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this letter agreement in one or more counterparts, each of which shall be deemed to be one and the same instrument, as of the date first above written.



                                                  ASSOCIATED HOLDINGS, INC.


                                                  By: /s/ DANIEL H. BUSHELL
                                                     ---------------------------
                                                  Name: DANIEL H. BUSHELL
                                                       -------------------------
                                                  Title: Chief Financial Officer
                                                        ------------------------


                                                  BOISE CASCADE CORPORATION


                                                  By: /s/ J. W. HOLLERAN
                                                     ---------------------------
                                                  Name: J. W. Holleran
                                                       -------------------------
                                                  Title:  VICE PRESIDENT
                                                        ------------------------



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